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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR


                         CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-08873


                   American Fidelity Dual Strategy Fund, Inc.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

                                 2000 N. Classen
                          Oklahoma City, Oklahoma         73106
               ---------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Stephen P. Garrett
                       American Fidelity Assurance Company
                                 2000 N. Classen
                          Oklahoma City, Oklahoma 73106
                     ---------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (405) 523-5200

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use his information provided on Form N-CSR in it regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for educing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Item 1: Annual Report to Shareholders

     American Fidelity

     DUAL STRATEGY

          FUND, INC. [Logo]


                                                                   Annual Report

                                                               December 31, 2005

                                                     December 31, 2005



Dear Participant:

The second six months of 2005 - despite the turmoil of Katrina and Rita and rising oil prices - demonstrated the continuing resiliency of the US economy. Through June 30, the S&P 500 was down slightly, at -.8%. However, the second half was up by +5.7%. The two faces of stock investing in 2005 prove the need for consistent diversification among assets and in equity investing styles.

The Dual Strategy Fund continues to invest in high quality, large capitalization stocks - with 50% of the portfolio following a value strategy and 50%, the growth strategy. Todd Investment Advisors, Inc., based in Louisville, Kentucky, provides half of the value investing, with WEDGE Capital Management LLP of Charlotte, North Carolina, the other half. The Renaissance Group LLC of Cincinnati, Ohio is the growth manager. This two-pronged approach provides for prudent diversification among non-speculative, large US stocks.

The following comments, from recent strategy materials, give a sense of how Todd and WEDGE see value investing in the current environment:

     Unlike the tendency in past cycles, stocks with the largest market caps could lead...a rebound given that they have lagged the most in recent years. In particular, the valuation of many prominent large cap and mega-cap stocks now appear attractive. (WEDGE)

And

     Small cap and deep value stocks have dominated the investment landscape for seven and six years, respectively. Slower growth in corporate profits and the end of increases in the Fed Funds rate are the twin catalysts leading to a transition in dominant investment trends, a transition likely to benefit the relative performance of our style. (Todd)

In similar fashion, the following is representative of Renaissance's (the growth investor) outlook:

     To us, the ingredients for further gains in stock prices are in place - good economic conditions, moderate inflation, strong corporate profits and a likely end to the Fed's increases in interest rates. While there are certainly risks in this scenario, we believe that investors will again be rewarded in 2006 for investing in stocks.

By its very construction, the Dual Strategy Fund tries to capture the best ideas from the two basic, historic investment themes -- growth and value. There are no guarantees in stock investing, but we believe these two linked strategies offer a sound opportunity for long term success.

                                   Sincerely,

                                   JOHN W. REX
                                   John W. Rex, President
                                   American Fidelity Dual Strategy Fund, Inc.

             Report of Independent Registered Public Accounting Firm



Board of Directors and Shareholders
American Fidelity Dual Strategy Fund, Inc.:


We have audited the accompanying statement of assets and liabilities of American Fidelity Dual Strategy Fund, Inc. (the Fund), including the schedule of portfolio investments, as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Fidelity Dual Strategy Fund, Inc. as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and its financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.


                                              KPMG LLP

January 20, 2006

                           AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
                               Statement of Assets and Liabilities
                                        December 31, 2005

                                     Assets

Investments, at fair value (cost $188,026,898)                              $      202,559,915
Cash                                                                                    19,304
Accrued interest and dividends                                                         227,654
Accounts receivable for securities sold                                                806,875
                                                                               ----------------
                 Total assets                                                      203,613,748
                                                                               ----------------

                                   Liabilities

Accounts payable for securities purchased                                            1,384,971
                                                                               ----------------
                 Total liabilities                                                   1,384,971
                                                                               ----------------
Net assets                                                                  $      202,228,777
                                                                               ================
Composition of net assets:
     Net capital paid in on shares of capital stock                         $      197,333,928
     Undistributed net investment income                                             2,232,089
     Accumulated net realized losses                                               (11,870,257)
     Unrealized appreciation on investments                                         14,533,017
                                                                               ----------------
                 Net assets (equivalent to $10.362 per share based on
                    19,516,715 shares of capital stock outstanding)         $      202,228,777
                                                                               ================

See accompanying notes to financial statements.


                           AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
                                     Statement of Operations
                                  Year ended December 31, 2005

Investment income:
     Income:
        Dividends (net of foreign taxes paid of $12,821)                    $        3,117,762
        Interest                                                                       195,621
                                                                               ----------------
                                                                                     3,313,383
     Expenses:
        Investment advisory fees (note 2)                                            1,005,414
                                                                               ----------------
                 Net investment income                                               2,307,969
                                                                               ----------------
Realized gains on investments:
     Proceeds from sales                                                           234,439,621
     Cost of securities sold                                                       218,195,696
                                                                               ----------------
                 Net realized gains on investments                                  16,243,925
                                                                               ----------------
Unrealized appreciation on investments, end of year                                 14,533,017
Unrealized appreciation on investments, beginning of year                           25,963,139
                                                                               ----------------
                 Change in unrealized appreciation on investments                  (11,430,122)
                                                                               ----------------
                 Net increase in net assets resulting from operations       $        7,121,772
                                                                               ================

See accompanying notes to financial statements.


                                 AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
                                     Statements of Changes in Net Assets
                                   Years ended December 31, 2005 and 2004
                                                                         2005                  2004
                                                                   ------------------   -------------------
Increase in net assets from operations:
    Net investment income                                       $       2,307,969             2,657,003
    Net realized gains on investments                                  16,243,925             1,613,879
    Change in unrealized appreciation on investments                  (11,430,122)           11,385,944
                                                                   ------------------   -------------------
                Net increase in net assets resulting
                   from operations                                      7,121,772            15,656,826
                                                                   ------------------   -------------------
Distributions to shareholders (note 3):
    Investment income                                                  (2,500,000)           (2,000,000)
                                                                   ------------------   -------------------
                Total distributions to shareholders                    (2,500,000)           (2,000,000)
Changes from capital stock transactions (note 4)                       (9,785,010)           (3,195,847)
                                                                   ------------------   -------------------
                Increase (decrease) in net assets                      (5,163,238)           10,460,979
Net assets, beginning of year                                         207,392,015           196,931,036
                                                                   ------------------   -------------------
Net assets, end of year                                         $     202,228,777           207,392,015
                                                                   ==================   ===================
Undistributed net investment income                             $       2,232,089             2,424,120

See accompanying notes to financial statements.


                                            AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
                                                       Financial Highlights
                                                            2005            2004            2003             2002            2001
                                                     --------------  --------------  --------------   --------------  --------------
Net investment income                             $          0.116           0.129           0.101            0.091           0.107
Net realized and unrealized gains (losses) from
  securities                                                 0.251           0.640           1.829           (2.657)         (1.437)
                                                     --------------  --------------  --------------   --------------  --------------
                                                             0.367           0.769           1.930           (2.566)         (1.330)
Distributions - investment income                           (0.129)         (0.098)         (0.097)          (0.073)         (0.124)
Distributions - capital gains                                   --              --              --               --               --
                                                     --------------  --------------  --------------   --------------  --------------
Net increase (decrease) in net asset unit value              0.238           0.671           1.833           (2.639)         (1.454)
Net asset unit value, beginning of period                   10.124           9.453           7.620           10.259          11.713
                                                     --------------  --------------  --------------   --------------  --------------
Net asset unit value, end of period               $         10.362          10.124           9.453            7.620          10.259
                                                     ==============  ==============  ==============   ==============  ==============
Net assets outstanding, end of period             $    202,228,777     207,392,015     196,931,036      159,411,603     209,014,499

Ratios:
     Ratio of expenses to average net assets                 0.50%           0.50%           0.50%            0.50%           0.50%
     Ratio of net investment income to average
       net assets                                            1.15%           1.35%           1.21%            1.03%           1.00%
     Portfolio turnover rate                               117.47%          70.81%          56.75%           52.14%          52.82%
     Total return <F1>                                       3.66%           8.16%          25.38%          (25.05)%        (11.33)%
_______________

<F1>
     Total return figures do not reflect charges pursuant to the terms of the variable annuity contracts funded by separate accounts that invest in the Fund's shares.

See accompanying notes to financial statements.


                                      AMERICAN FIDELITY DUAL STRATEGY FUND
                                        Schedule of Portfolio Investments
                                                December 31, 2005
                                                                                  Fair Value
                                                                      -----------------------------------------
                                                   Shares or
                                                   Principal                                   Percentage of
Common stock:                                        Amount                Amount                Net Assets
                                                 ------------------   -------------------   -------------------
Apparel and Accessory Stores:
     AnnTaylor Stores Corporation<F1>                     9,500    $          327,940                    0.16%
     Nordstrom, Inc.                                     63,500             2,374,900                    1.18%
                                                                      -------------------   -------------------
                                                                            2,702,840                    1.34%
                                                                      -------------------   -------------------
Apparel & Other Finished Products:
     VF Corporation                                       5,100               282,234                    0.14%
                                                                      -------------------   -------------------
                                                                              282,234                    0.14%
                                                                      -------------------   -------------------
Building Construction:
     Centex Corporation                                  33,100             2,366,319                    1.16%
     D.R. Horton, Inc.                                    8,100               289,413                    0.14%
     KB Home                                              4,600               334,236                    0.17%
     Lennar Corporation                                  37,000             2,257,740                    1.12%
     M.D.C. Holdings, Inc.                                4,800               297,504                    0.15%
     Pulte Homes, Inc.                                   51,000             2,007,360                    0.99%
                                                                      -------------------   -------------------
                                                                            7,552,572                    3.73%
                                                                      -------------------   -------------------
Building Materials and Gardening Supplies:
     Home Depot, Inc.                                    81,500             3,299,120                    1.63%
                                                                      -------------------   -------------------
                                                                            3,299,120                    1.63%
                                                                      -------------------   -------------------
Business Services:
     Adobe Systems, Inc.                                 71,860             2,655,946                    1.31%
     Autodesk, Inc.                                      48,100             2,065,895                    1.02%
     BMC Software, Inc.<F1>                              14,900               305,301                    0.15%
     Business Objects S.A.<F1><F2>                        7,800               315,198                    0.16%
     Citrix Systems, Inc.<F1>                            11,100               319,458                    0.16%
     Cognizant Technology Solution Corp<F1>               6,800               342,380                    0.17%
     Computer Sciences Corporation<F1>                   23,000             1,164,720                    0.58%
     Deluxe Corporation                                  11,200               337,568                    0.17%
     DST Systems, Inc.-B<F1>                              5,200               311,532                    0.15%
     Fair Isaac Corporation                               6,600               291,522                    0.14%
     First Data Corporation                              22,630               973,316                    0.48%
     Fiserv, Inc.<F1>                                    47,800             2,068,306                    1.02%
     Microsoft Corporation                              153,680             4,018,732                    1.99%
     Oracle Corporation<F1>                             192,000             2,344,320                    1.16%
     SAP AG<F2>                                           7,300               329,011                    0.16%
                                                                      -------------------   -------------------
                                                                           17,843,205                    8.82%
                                                                      -------------------   -------------------
Chemicals and Allied Products:
     Air Products & Chemicals, Inc.                       4,200    $          248,598                    0.13%
     Amgen, Inc.<F1>                                     23,830             1,879,234                    0.93%
     AstraZeneca PLC<F2>                                 11,200               544,320                    0.27%
     Bristol-Myers Squibb Company                        21,300               489,474                    0.24%
     Colgate Palmolive Company                           10,300               564,955                    0.28%
     Dow Chemical Company                                24,500             1,073,590                    0.53%
     Genzyme Corporation<F1>                             26,300             1,861,514                    0.92%
     GlaxoSmithKline PLC<F2>                             10,000               504,800                    0.25%
     Lubrizol Corporation                                 6,000               260,580                    0.13%
     Merck & Company, Inc.                               15,400               489,874                    0.24%
     Novartis AG-ADR<F2>                                 14,200               745,216                    0.37%
     Pfizer, Inc.                                        46,200             1,077,384                    0.53%
     PPG Industries, Inc.                                 4,000               231,600                    0.11%
     Praxair, Inc.                                        4,800               254,208                    0.13%
     Rohm & Haas Company                                  5,600               271,152                    0.13%
     Scotts Miracle-Gro Company                           7,700               348,348                    0.17%
     Wyeth                                               41,122             1,894,491                    0.94%
                                                                      -------------------   -------------------
                                                                           12,739,338                    6.30%
                                                                      -------------------   -------------------
Communications:
     AT&T, Inc.                                          79,691             1,951,633                    0.96%
     Bellsouth Corporation                               22,800               617,880                    0.31%
                                                                      -------------------   -------------------
                                                                            2,569,513                    1.27%
                                                                      -------------------   -------------------
Depository Institutions:
     Astoria Financial Corporation                       22,100               649,740                    0.32%
     Bank of America Corporation                         47,032             2,170,527                    1.07%
     Citigroup, Inc.                                     49,900             2,421,647                    1.20%
     PNC Financial Services Group                         9,000               556,470                    0.28%
     Wachovia Corporation                                14,000               740,040                    0.37%
     Washington Mutual, Inc.                             15,100               656,850                    0.32%
     Wells Fargo & Company                               24,000             1,507,920                    0.74%
                                                                      -------------------   -------------------
                                                                            8,703,194                    4.30%
                                                                      -------------------   -------------------
Durable Goods, Wholesale:
     BorgWarner, Inc.                                     6,300               381,969                    0.19%
     Johnson & Johnson                                   37,890             2,277,189                    1.13%
                                                                      -------------------   -------------------
                                                                            2,659,158                    1.32%
                                                                      -------------------   -------------------
Eating and Drinking Places:
     Darden Restaurants, Inc.                             9,300    $          361,584                    0.18%
     McDonald's Corporation                              18,500               623,820                    0.31%
     Yum! Brands, Inc.                                   35,080             1,644,550                    0.81%
                                                                      -------------------   -------------------
                                                                            2,629,954                    1.30%
                                                                      -------------------   -------------------
Electric, Gas, and Sanitary Service:
     Consolidated Edison, Inc.                           13,500               625,455                    0.31%
     Dominion Resources, Inc.                            15,000             1,158,000                    0.57%
     FirstEnergy Corporation                             13,200               646,668                    0.32%
     FPL Group, Inc.                                     14,400               598,464                    0.30%
     Keyspan Corporation                                 18,500               660,265                    0.32%
     Sempra Energy                                       14,100               632,244                    0.31%
     Xcel Energy, Inc.                                   22,500               415,350                    0.21%
                                                                      -------------------   -------------------
                                                                            4,736,446                    2.34%
                                                                      -------------------   -------------------
Electronic and Other Electric Equipment:
     Amphenol Corporation                                 7,800               345,228                    0.17%
     Cisco Systems, Inc.<F1>                            164,000             2,807,680                    1.39%
     Emerson Electric Company                            17,000             1,269,900                    0.63%
     General Electric Company                           106,150             3,720,557                    1.84%
     Intel Corporation                                   76,700             1,914,432                    0.95%
     Linear Technology Corporation                        8,200               295,774                    0.15%
     Motorola, Inc.                                      85,000             1,920,150                    0.95%
     National Semiconductor Corporation                  71,500             1,857,570                    0.92%
     Nvidia Corporation<F1>                              64,000             2,339,840                    1.15%
     Rockwell Collins, Inc.                               6,500               302,055                    0.15%
     Tellabs, Inc.<F1>                                   29,400               320,460                    0.16%
     Texas Instruments, Inc.                             69,040             2,214,113                    1.09%
                                                                      -------------------   -------------------
                                                                           19,307,759                    9.55%
                                                                      -------------------   -------------------
Engineering, Accounting, Research, Mgmt &
Relation Services:
     Accenture Ltd.<F2>                                  11,100               320,457                    0.16%
     Moody's Corporation                                  5,100               313,242                    0.15%
                                                                      -------------------   -------------------
                                                                              633,699                    0.31%
                                                                      -------------------   -------------------
Fabricated Metal Products:
     Alliant Techsystems, Inc.<F1>                        4,200               319,914                    0.15%
     Ball Corporation                                     6,400               254,208                    0.13%
     Crane Company                                       10,500               370,335                    0.18%
     Illinois Tool Works, Inc.                           22,000             1,935,780                    0.96%
                                                                      -------------------   -------------------
                                                                            2,880,237                    1.42%
                                                                      -------------------   -------------------
Food and Kindred Products:
     Anheuser-Busch Companies, Inc.                      17,500    $          751,800                    0.37%
     Bunge Limited<F2>                                    5,600               317,016                    0.16%
     Kellogg Company                                     12,900               557,538                    0.28%
     Nestle S.A. Sponsored ADR<F2>                        7,700               575,575                    0.28%
     Pepsi Bottling Group, Inc.                          19,800               566,478                    0.28%
     PepsiCo, Inc.                                       49,500             2,924,460                    1.45%
                                                                      -------------------   -------------------
                                                                            5,692,867                    2.82%
                                                                      -------------------   -------------------
Furniture and Fixtures:
     Johnson Controls, Inc.                               4,800               349,968                    0.17%
     Masco Corporation                                   11,800               356,242                    0.18%
                                                                      -------------------   -------------------
                                                                              706,210                    0.35%
                                                                      -------------------   -------------------
General Merchandise:
     J.C. Penney Co, Inc.                                 5,600               311,360                    0.16%
     Target Corporation                                  32,800             1,803,016                    0.89%
                                                                      -------------------   -------------------
                                                                            2,114,376                    1.05%
                                                                      -------------------   -------------------
Health Services:
     Express Scripts, Inc.<F1>                           30,649             2,568,386                    1.28%
     Laboratory Corp of America Holdings<F1>              9,200               495,420                    0.24%
                                                                      -------------------   -------------------
                                                                            3,063,806                    1.52%
                                                                      -------------------   -------------------
Holding and Other Investment Offices:
     Ace LTD.<F2>                                        11,500               614,560                    0.30%
     Archstone Smith Trust                               17,800               745,642                    0.37%
     First Industrial Realty Trust                       15,600               600,600                    0.30%
     Mack-Cali Realty Corporation                        10,550               455,760                    0.23%
     Simon Property Group, Inc.                           9,500               727,985                    0.36%
                                                                      -------------------   -------------------
                                                                            3,144,547                    1.56%
                                                                      -------------------   -------------------
Home Furniture & Equipment:
     Best Buy Company, Inc.                              29,700             1,291,356                    0.64%
                                                                      -------------------   -------------------
                                                                            1,291,356                    0.64%
                                                                      -------------------   -------------------
Hotels, Other Lodging Places:
     Station Casinos, Inc.                                4,400               298,320                    0.15%
                                                                      -------------------   -------------------
                                                                              298,320                    0.15%
                                                                      -------------------   -------------------
Industrial Machinery and Equipment:
     3M Company                                          25,700    $        1,991,750                    0.98%
     Apple Computer, Inc.<F1>                            26,350             1,894,301                    0.94%
     Applied Materials, Inc.                            130,630             2,343,502                    1.16%
     Black & Decker Corporation                          26,600             2,313,136                    1.14%
     Caterpillar, Inc.                                   32,100             1,854,417                    0.92%
     CDW Corporation                                      5,200               299,364                    0.15%
     Deere & Company                                     11,500               783,265                    0.39%
     Dell Computer Corporation                           55,200             1,655,448                    0.82%
     Eaton Corporation                                    5,400               362,286                    0.18%
     Hewlett-Packard Company                             10,900               312,067                    0.15%
     International Business Machines Corporation         22,500             1,849,500                    0.91%
                                                                      -------------------   -------------------
                                                                           15,659,036                    7.74%
                                                                      -------------------   -------------------
Instruments and Related Products:
     Bausch & Lomb, Inc.                                 30,750             2,087,925                    1.03%
     Becton Dickinson & Company                          44,500             2,673,560                    1.32%
     C.R. Bard, Inc.                                     36,400             2,399,488                    1.19%
     Rockwell Automation, Inc.                           35,700             2,112,012                    1.05%
                                                                      -------------------   -------------------
                                                                            9,272,985                    4.59%
                                                                      -------------------   -------------------
Insurance Agents, Brokers & Service:
     Hartford Financial Services                          7,600               652,764                    0.32%
                                                                      -------------------   -------------------
                                                                              652,764                    0.32%
                                                                      -------------------   -------------------
Insurance Carriers:
     Aetna, Inc.                                         27,100             2,555,801                    1.26%
     Allstate Corporation                                25,000             1,351,750                    0.67%
     AMBAC Financial Group                                8,200               631,892                    0.31%
     Axa SA<F2>                                          21,600               698,328                    0.35%
     Cigna Corporation                                    4,500               502,650                    0.25%
     Health Net, Inc.<F1>                                 9,200               474,260                    0.23%
     ING Groep N.V.<F2>                                  19,800               689,436                    0.34%
     Metlife Capital Trust, Inc.                         13,300               651,700                    0.32%
     MGIC Investment Corporation                         18,000             1,184,760                    0.59%
     PMI Group, Inc.                                     14,900               611,943                    0.30%
     Progressive Corporation                             18,000             2,102,040                    1.04%
     The St. Paul Travelers Companies, Inc.              13,300               594,111                    0.29%
     Torchmark Corporation                               11,200               622,720                    0.31%
     UnitedHealth Group                                  41,540             2,581,296                    1.28%
     Wellpoint, Inc.<F1>                                 52,600             4,196,954                    2.08%
                                                                      -------------------   -------------------
                                                                           19,449,641                    9.62%
                                                                      -------------------   -------------------
Leather and Leather Products:
     Coach, Inc.<F1>                                      9,400    $          313,396                    0.15%
                                                                      -------------------   -------------------
                                                                              313,396                    0.15%
                                                                      -------------------   -------------------
Mining, Quarry Nonmetal Minerals:
     Vulcan Materials Company                             3,700               250,675                    0.12%
                                                                      -------------------   -------------------
                                                                              250,675                    0.12%
                                                                      -------------------   -------------------
Miscellaneous Manufacturing Industries:
     Siemens AG ADR's<F2>                                 4,300               368,037                    0.18%
     Tyco International, Ltd.<F2>                        12,700               366,522                    0.18%
                                                                      -------------------   -------------------
                                                                              734,559                    0.36%
                                                                      -------------------   -------------------
Miscellaneous Retail:
     Office Depot, Inc.<F1>                              10,100               317,140                    0.16%
                                                                      -------------------   -------------------
                                                                              317,140                    0.16%
                                                                      -------------------   -------------------
Nondepository Institutions:
     CIT Group, Inc.                                     13,000               673,140                    0.33%
                                                                      -------------------   -------------------
                                                                              673,140                    0.33%
                                                                      -------------------   -------------------
Nondurable Goods-Wholesale:
     Amerisource Bergen Corporation                       6,000               248,400                    0.12%
     Cardinal Health, Inc.                               17,250             1,185,937                    0.59%
     McKesson Corporation                                62,800             3,239,852                    1.60%
     Medco Health Solutions, Inc.<F1>                     1,713                95,585                    0.05%
     Nike, Inc. - Cl B                                   26,580             2,306,878                    1.14%
                                                                      -------------------   -------------------
                                                                            7,076,652                    3.50%
                                                                      -------------------   -------------------
Oil and Gas Extraction:
     Burlington Resources, Inc.                          25,124             2,165,689                    1.07%
     Diamond Offshore Drilling, Inc.                     30,800             2,142,448                    1.06%
     Eni S.p.A.<F2>                                       5,000               697,300                    0.34%
     Occidental Petroleum Corporation                    30,700             2,452,316                    1.21%
     Petro-Canada<F2>                                    17,600               705,584                    0.35%
     Pogo Producing Company                              12,500               622,625                    0.31%
     Royal Dutch Shell PLC<F2>                           11,300               694,837                    0.34%
     Statoil ASA<F2>                                     29,900               686,504                    0.34%
     Total SA<F2>                                         5,500               695,200                    0.34%
     XTO Energy, Inc.                                    36,000             1,581,840                    0.79%
                                                                      -------------------   -------------------
                                                                           12,444,343                    6.15%
                                                                      -------------------   -------------------
Paper and Allied Products:
     Bemis Company, Inc.                                  9,300    $          259,191                    0.13%
     Kimberly-Clark Corporation                          32,300             1,926,695                    0.95%
                                                                      -------------------   -------------------
                                                                            2,185,886                    1.08%
                                                                      -------------------   -------------------
Petroleum Refining and Related Industries:
     Amerada Hess Corporation                             5,400               684,828                    0.34%
     BP PLC-Spons ADR<F2>                                30,160             1,936,875                    0.96%
     Chevron Corporation                                 34,284             1,946,303                    0.96%
     ConocoPhillips                                      27,500             1,599,950                    0.79%
     Marathon Oil Corporation                            31,700             1,932,749                    0.96%
     Sunoco, Inc.                                         8,300               650,554                    0.32%
                                                                      -------------------   -------------------
                                                                            8,751,259                    4.33%
                                                                      -------------------   -------------------
Primary Metal Industries:
     Nucor Corporation                                   32,000             2,135,040                    1.06%
     Precision Castparts Corporation                      7,100               367,851                    0.18%
                                                                      -------------------   -------------------
                                                                            2,502,891                    1.24%
                                                                      -------------------   -------------------
Railroad Transportation:
     Union Pacific Corporation                           14,350             1,155,318                    0.57%
                                                                      -------------------   -------------------
                                                                            1,155,318                    0.57%
                                                                      -------------------   -------------------
Rubber & Miscellaneous Plastic Products:
     Goodyear Tire & Rubber Company<F1>                  19,000               330,220                    0.16%
                                                                      -------------------   -------------------
                                                                              330,220                    0.16%
                                                                      -------------------   -------------------
Security and Commodity Brokers:
     Lehman Brothers Holdings, Inc.                       5,000               640,850                    0.32%
     Morgan Stanley Group, Inc.                          14,400               817,056                    0.40%
     T. Rowe Price Group Inc.                            28,900             2,081,667                    1.03%
                                                                      -------------------   -------------------
                                                                            3,539,573                    1.75%
                                                                      -------------------   -------------------
Stone, Clay, Glass, Concrete Products:
     Cemex, S.A.<F2>                                      4,400               261,052                    0.13%
                                                                      -------------------   -------------------
                                                                              261,052                    0.13%
                                                                      -------------------   -------------------


                                      AMERICAN FIDELITY DUAL STRATEGY FUND
                                        Schedule of Portfolio Investments
                                                December 31, 2005

                                                                                  Fair Value
                                                                      -----------------------------------------
                                                   Shares or
                                                   Principal                                   Percentage of
Common stock:                                        Amount                Amount                Net Assets
Transportation Equipment:
     Autoliv, Inc.<F2>                                    8,800    $          399,696                    0.20%
     Boeing Company                                      32,100             2,254,704                    1.11%
     General Dynamics Corporation                         2,600               296,530                    0.15%
     Harsco Corporation                                   5,200               351,052                    0.17%
     Honda Motor Company LTD-Spons ADR<F2>               21,000               608,370                    0.30%
     Lockheed Martin Corporation                          5,100               324,513                    0.16%
     Northrop Grumman Corporation                         5,800               348,638                    0.17%
     United Technologies Corporation                     67,160             3,754,916                    1.86%
                                                                      -------------------   -------------------
                                                                            8,338,419                    4.12%
                                                                      -------------------   -------------------
                 Total common stocks
                 (cost $184,226,683)                                      198,759,700                   98.28%
                                                                      -------------------   -------------------
Short-Term Investments
     AIM Money market funds (4.232% at
        December 31, 2005)                            3,800,215             3,800,215                    1.88%
                                                                      -------------------   -------------------
                 Total short-term investments                               3,800,215                    1.88%
                                                                      -------------------   -------------------
                 Total investments
                 (cost $188,026,898)                202,559,915               100.16%
Other assets and liabilities, net                                            (331,138)                  (0.16)%
                                                                      -------------------   -------------------
                 Total net assets                                  $      202,228,777                  100.00%
                                                                      ===================   ===================
_______________

<F1>
     Presently not producing dividend income
<F2>
     Foreign investments (6.46% of net assets)

See accompanying notes to financial statements.


                   AMERICAN FIDELITY DUAL STRATEGY FUND, INC.

                          Notes to Financial Statements

                                December 31, 2005


(1)  Summary of Significant Accounting Policies

     (a)  General

          American Fidelity Dual Strategy Fund, Inc. (the Fund) is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. The assets of the Fund were formerly held by American Fidelity Variable Annuity Fund A (Variable Annuity Fund A), which operated as an open-end, diversified management investment company from 1968 to 1998, and was a separate account of American Fidelity Assurance Company (AFA).

          The Fund's investment objectives are primarily long-term growth of capital and secondarily the production of income. In order to achieve these investment objectives, the Fund normally invests in a diversified portfolio consisting primarily of common stocks.

          Shares of the Fund are only available to separate accounts of AFA or other insurance companies to fund the benefits of variable annuity contracts.

     (b)  Investments

          The Fund's investments are valued based on market value quotations, when available. Investments in corporate stocks are valued by a third-party servicer, FT Interactive Data Services. Securities for which published quotations are not available are valued based on policies approved by the Fund's Board of Directors at the quotation obtained from pricing services, such as Bloomberg L.P. Short-term investments are valued on the basis of cost, which approximates market, and include all investments with maturities less than one year.

          The Fund's portfolio of investments is diversified such that not more than 5% of the value of the total assets of the Fund is invested in any one issuer and not more than 25% is invested in any one industry or group of similar industries. Management does not believe the Fund has any significant concentrations of credit risk.

          Realized gains and losses from investment transactions and unrealized appreciation or depreciation of investments are determined using the specific identification method on a first-in, first-out basis. Security transactions are accounted for on a trade-date basis.

          Dividend income is recorded on the ex-dividend date, and interest income is recorded on the daily accrual basis. For certain securities in which the exact dividend is unknown on the ex-dividend date, such as stock in foreign companies, an estimate of the dividend is recorded on the ex-dividend date, and any necessary adjustments are added to the Fund's investment income on the date the dividend is received by the Fund. Any taxes withheld by foreign governments or any foreign exchange experience (gains or losses) incurred by investment in such securities are paid by the Fund and are recorded as reductions of dividend income.

          The Fund intends to make income and capital gains distributions, if any, on an annual basis. All distributions will be reinvested in additional shares of the portfolio at net asset value.

          In 2005, the cost of purchases and proceeds from sales of securities, other than short-term securities, was $228,439,777 and $234,439,621, respectively, net of brokerage commissions.

          The gross unrealized appreciation and depreciation on investments at December 31, 2005 for financial reporting purposes were $21,676,899 and $7,143,882, respectively. For federal income tax purposes, the cost, unrealized appreciation, and unrealized depreciation were $189,826,407, $21,676,899, and $8,943,391, respectively, at December
          31, 2005.

     (c)  Income Taxes

          Management of the Fund believes that the Fund will continue to qualify as a "regulated investment company" under subchapter M of the Internal Revenue Code (the Code). Qualification as a regulated investment company relieves the Fund of any liability for federal income taxes to the extent its earnings are distributed in accordance with the applicable provisions of the Code. The Fund's policy is to comply with all sections of the Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income taxes is thus required.

          At December 31, 2005, the Fund had capital loss carryovers of $10,070,748 expiring in 2011. The Fund's board of directors does not intend to distribute any realized gain distributions until the carry forwards have been offset or expired.

          Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

          On the statement of assets and liabilities, no permanent book-to-tax differences were recorded as of December 31, 2005 for undistributed net investment income, accumulated net realized loss, or unrealized appreciation on investments.

     (d)  Use of Estimates

          The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

     (e)  Distributions to Shareholders

          Distributions to shareholders are recorded on the ex-dividend date.

(2)  Transactions With Affiliates

     The Fund receives advisory services under a management and investment advisory agreement with AFA that provides for fees to be paid to AFA at an annual rate of 0.50% of the Fund's average daily net assets. AFA has engaged three subadvisors who receive fees based on a percentage of the Fund's daily net assets. The subadvisors' fees are paid by AFA.

     AFA pays all other expenses of the Fund except investment advisory fees and brokerage fees. The Fund will not reimburse AFA at a later time for any such amounts.

     Certain officers and directors of the Fund are also officers and directors of AFA.

(3)  Distributions to Shareholders

     On November 15, 2005, a distribution of $0.1287 per share was declared from ordinary income, which amounts to $2,500,000. On November 14, 2004, a distribution of $0.0981 per share was declared from ordinary income, which amounted to $2,000,000.

(4)  Changes From Capital Stock Transactions

     As of December 31, 2005, 200,000,000 shares of $0.001 par value capital stock were authorized.

     Transactions in capital stock were as follows:

                                                             Shares                               Amount
                                             ----------------------------------   ----------------------------------
                                                  2005              2004               2005              2004
                                             ----------------  ----------------   ----------------  ----------------
Shares sold                                        302,534           459,151    $     3,034,975         4,385,025
Shares issued in reinvestment of
    dividends and distributions                    247,819           202,675          2,500,000         2,000,000
                                             ----------------  ----------------   ----------------  ----------------
                                                   550,353           661,826          5,534,975         6,385,025
Shares redeemed                                 (1,518,124)       (1,010,583)       (15,319,985)       (9,580,872)
                                             ----------------  ----------------   ----------------  ----------------
    Decrease in net assets derived
       from capital stock transactions            (967,771)         (348,757)   $    (9,785,010)       (3,195,847)
                                             ================  ================   ================  ================

DIRECTORS AND OFFICERS

     Information about the Fund's officers and directors is set forth below. No officer or director receives any remuneration from the Fund. Members of the Fund's Board of Directors who are not employees of American Fidelity Assurance Company receive $6,000 each from American Fidelity Assurance Company for their services as directors of the Fund and an additional $750 for each Board meeting and Audit Committee meeting or other special meeting that they attend. The Fund's Statement of Additional Information contains additional information about the Fund's directors. You may request a free copy of the Statement of Additional Information by following the instructions on the back of this report.

----------------------------------- ----------------------------------- ------------------------------------------------------------
                                    Position(s) Held with Fund;         Principal Occupation(s) During Past 5 Years; Position(s)
Name, Address and Age<F1>           Length of Time Served               with Affiliates; Other Directorships
----------------------------------- ----------------------------------- ------------------------------------------------------------
Officers and Interested Directors<F2>
---------------------------------
John W. Rex, 72                     President, Principal Executive      Director  and   President,   American   Fidelity   Assurance
2000 N. Classen Boulevard           Officer, Secretary and Chairman     Company;  Chief Operating  Officer (1992 to 2001),  American
Oklahoma City, OK 73106             of the Board of Directors - 7-1/2   Fidelity  Assurance  Company;  Director and  Executive  Vice
                                    years<F3><F4>                       President, American Fidelity Corporation

David R. Carpenter, 54              Executive   Vice   President   and  Executive Vice President and  Treasurer,  American  Fidelity
2000 N. Classen Boulevard           Principal   Financial   Officer  -  Assurance  Company;   Executive  Vice  President,   American
Oklahoma City, OK 73106             Since February 19, 2003             Fidelity  Corporation;  President,  Chairman  of the  Board,
                                                                        President,  Chief Executive Officer and Treasurer,  American
                                                                        Fidelity Securities, Inc.

Stephen P. Garrett, 61              Chief  Compliance  Officer - Since  Senior  Vice  President,   Chief   Compliance   Officer  and
2000 N. Classen Boulevard           September    1,   2004;    General  Secretary,  American Fidelity Assurance Company, Senior Vice
Oklahoma City, OK  73106            Counsel - Since June 2, 2004        President and Secretary, American Fidelity Corporation

Independent Directors
---------------------
Jean G. Gumerson, 82                Director - 7-1/2  years<F3><F4>     President Emeritus,
711 Stanton L. Young Blvd.,                                             Presbyterian Health Foundation
Suite 604
Oklahoma City, OK 73104

Gregory M. Love, 44                 Director - 7-1/2  years<F3><F4>     President and Chief Operating Officer, Love's Development
P.O. Box 26210                                                          Companies
Oklahoma City, OK 73126

J. Dean Robertson, D.D.S.,          Director - 7-1/2  years<F3><F4>     Private practice in pediatric dentistry;
  M.Ed., 88                                                             Professor Emeritus, University of Oklahoma,
5222 North Portland                                                     College of Dentistry
Oklahoma City, OK 73112

G. Rainey Williams, Jr., 45         Director - 7-1/2  years<F3><F4>     President  and  Chief  Operating   Officer,   Marco  Holding
6301 N. Western,                                                        Corporation; Director, BancFirst Corporation
Suite 200
Oklahoma City, OK 73118
________________

<F1> As of December 31, 2005.

<F2> "Interested person" of Dual Strategy Fund under Section 2(a)(19) of the Investment Company Act of 1940 due to position as officer of the Fund.

<F3> Officer and/or member of Dual Strategy Fund Board of Directors since the Fund's establishment in March 1998; previously officer and/or member of Board of Managers of Variable Annuity Fund A, the Fund's predecessor.

<F4> Pursuant to Dual Strategy Fund's Bylaws and the General Corporation Law of Maryland, the Fund's directors may serve without re-election until a majority of the Board's members serve by appointment, or otherwise are not elected by the Fund's shareholders.

Management's Discussion of Fund Results

2005 Results

     2005 was the third year in an economic recovery. Despite being somewhat long in the tooth and facing various challenges, the U.S. economy performed fairly well.

     In 2005, U.S. gross domestic product rose approximately 3.5%. That rate typically encourages job formation, but does not stimulate inflation.

     The canvas on which this solid year occurred was extremely challenging, however. The war in Iraq - which has increased the federal budget deficit and held back consumer confidence - dragged on, with no particular end in sight. The price of oil - due to strong demand and tight supply - spiked into the $70 range. Twin hurricanes devastated the U.S. Gulf Coast and significantly disrupted refining capacity and off-shore oil and gas production. Politically, 2005 was a volatile year, with scandals and general voter distaste for the status quo.

     With those speed bumps in mind, it is surprising that the economy performed as well as it did - more or less in line with the normal economic cycle timing.

     From an investment perspective, 2005 was an all right year. Intermediate, high quality bonds had a total return of positive 2.5%. The coupon yield for those bonds was approximately 5% - thus, there was some loss of underlying value. This was not surprising, since the Federal Reserve continued raising the overnight lending rate all through the year.

     The overall stock market - as measured by total return on the S&P 500 - was up a positive 4.9%. This was under the long term historic stock market return of approximately 10%, but not bad in light of all that was going on during the year.

     Additionally, from the middle of the year forward, it began to appear that the long-standing preference for value investing and small cap stocks was finally beginning to wane. The growth style began to perk up and small cap stocks began to fade - on a relative basis.

     In the third quarter of the 2005, the Dual Strategy Fund made some structural changes. The value component was equally split between Todd Investment Advisors, Inc. (the then current value manager) and WEDGE Capital Management LLP. On the growth side, Seneca Capital Management LLC was excused and replaced by The Renaissance Group LLC. Ultimately, the Fund structure will have two value managers and two growth managers - each comprising 25% of the total fund.

10-Year Results

     The graph below compares the initial and subsequent account values at the end of each of the past ten years, assuming a $10,000 initial investment on January 1, 1996 in the Fund's predecessor and also in the S&P 500 Index and the Russell 1000(R) Index. The Fund's performance reflected in the graph and following table does not give effect to any charges at the separate account level. Performance would be lower if charges assessed by participating separate accounts were reflected. The S&P 500 Index and the Russell 1000(R) Index returns assume the reinvestment of dividends, but do not reflect commissions or administrative and management costs. Past performance does not predict future performance for the Fund or the indexes.

Comparison line graph of Initial Investment of $10,000 has been omitted and same information follows.

                           Initial
                         Investment   1996     1997     1998     1999     2000     2001     2002     2003     2004     2005
                         ----------   ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
American Fidelity
  Dual Strategy Fund, Inc.  $10,000  $12,715  $16,320  $20,644  $24,457  $24,545  $21,764  $16,312  $20,453  $22,122  $22,931

S&P 500                     $10,000  $12,295  $16,397  $21,083  $25,519  $23,196  $20,441  $15,925  $20,491  $22,718  $23,836

Russell 1000                $10,000  $12,244  $16,264  $20,616  $24,931  $22,991  $20,175  $15,807  $20,528  $22,867  $24,300

Average Annual Total Return as of 12/31/05

       1 Year            5 Years           10 Years
       ------            -------           --------

      3.66%               -1.35%            8.65%


EXPENSE EXAMPLE

     As a shareholder of the Fund, you incur a management fee. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2005 - December 31, 2005).

Actual Expenses

     The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

     The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period; however, you may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. As a result, the second line of the table is useful in comparing ongoing costs only; it will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Example Table

                               Beginning Account   Ending Account Value        Expenses Paid
                                     Value                 Value              During Period<F1>
                                 July 1, 2005        December 31, 2005     July 1 - Dec 31, 2005
                                 ------------        -----------------     ---------------------
Actual                             $1,000.00             $1,034.54                 $2.57

Hypothetical                       $1,000.00             $1,025.21                 $2.55
(Assumes 5% return before
expenses)
_______________

<F1> Expenses are equal to the Fund's annualized expenses ratio of 0.50%, multiplied by the average account value over the period, multiplied by 0.5041096 (the number of days in most recent fiscal half-year/365 (to reflect the one-half year period).

PORTFOLIO HOLDINGS

         The following table depicts the portfolio holdings of the Fund by type of security and industry sector, showing the percentage of net asset value or total investments attributable to each as of December 31, 2005.

Apparel and Accessory Stores                               1.34%
Apparel & Other Finished Products                          0.14%
Building Construction                                      3.73%
Building Materials and Gardening Supplies                  1.63%
Business Services                                          8.82%
Chemicals and Allied Products                              6.30%
Communications                                             1.27%
Depository Institutions                                    4.30%
Durable Goods, Wholesale                                   1.32%
Eating and Drinking Places                                 1.30%
Electric, Gas, and Sanitary Service                        2.34%
Electronic and Other Electric Equipment                    9.55%
Engineering, Accounting, Research, Management
  & Relation Services                                      0.31%
Fabricated Metal Products                                  1.42%
Food and Kindred Products                                  2.82%
Furniture and Fixtures                                     0.35%
General Merchandise                                        1.05%
Health Services                                            1.52%
Holding and Other Investment Offices                       1.56%
Home Furniture & Equipment                                 0.64%
Hotels, Other Lodging Places                               0.15%
Industrial Machinery and Equipment                         7.74%
Instruments and Related Products                           4.59%
Insurance Agents, Brokers & Service                        0.32%
Insurance Carriers                                         9.62%
Leather and Leather Products                               0.15%
Mining, Quarry Nonmetal Minerals                           0.12%
Miscellaneous Manufacturing Industries                     0.36%
Miscellaneous Retail                                       0.16%
Nondepository Institutions                                 0.33%
Nondurable Goods, Wholesale                                3.50%
Oil and Gas Extraction                                     6.15%
Paper and Allied Products                                  1.08%
Petroleum Refining and Related Industries                  4.33%
Primary Metal Industries                                   1.24%
Railroad Transportation                                    0.57%
Rubber & Miscellaneous Plastic Products                    0.16%
Security and Commodity Brokers                             1.75%
Stone, Clay, Glass, Concrete Products                      0.13%
Transportation Equipment                                   4.12%
                                                        -------
Total Common Stocks                                       98.28%

Short-Term Investments                                     1.88%
Other Assets and Liabilities, net                         -0.16%
                                                         ------
TOTAL                                                    100.00%
                                                         ======

AVAILABILITY OF PORTFOLIO HOLDINGS AND PROXY VOTING POLICIES AND RECORD

     The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each of (1) the Fund's Form N-Q, (2) a description of the policies and procedures that the Fund, its investment advisor and its sub-advisors use to determine how to vote proxies relating to its portfolio securities holdings and (3) information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by contacting the Fund at 1-800-662-1106, va.help@af-group.com or P.O. Box 25520, Oklahoma City, OK 73125-0520. The information is also available on the SEC's website at http//www.sec.gov and at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

APPROVAL OF ADVISOR AGREEMENTS

ADVISORY AGREEMENT

     American Fidelity Assurance Company serves as the Fund's investment adviser pursuant to an Amended and Restated Investment Advisory Agreement (the "Advisory Agreement") that initially was approved by the Fund's Board of Directors, including a majority of the directors who are not "interested persons," as defined in the Investment Company Act of 1940, on January 29, 2003 and was approved by Dual Strategy Fund's shareholders on April 11, 2003. The Advisory Agreement will remain in effect from year to year, provided that it will not continue for more than two years unless such continuance is approved at least annually by the Fund's Board of Directors, including a majority of the members of the Board of Directors who are not interested persons.

     The Board most recently approved the Advisory Agreement on November 1, 2005. In approving the continuance of the Advisory Agreement, the Board considered (1) the nature, extent, and quality of the services to be provided by American Fidelity Assurance Company, (2) the investment performance of the Fund and American Fidelity Assurance Company, (3) the advisory fees to be provided to American Fidelity Assurance Company and any fees received by American Fidelity Assurance Company's affiliates that result from American Fidelity Assurance Company's relationship with the Fund, (4) the extent to which economies of scale will be realized as the Fund grows, and (5) whether fee levels reflect these economies of scale for the benefit of Fund investors.

     In connection with its review and evaluation, the Board relied on comparative data regarding services rendered and amounts payable under other investment advisory agreements, and the Board concluded that the Advisory Agreement should be approved because the services provided by American Fidelity Assurance Company generally are equal to or in excess of those provided by other investment advisers, while the fees paid by the Fund pursuant to the Advisory Agreement generally are lower than the fees paid by other funds to their investment advisers.

     The Board also considered whether any other benefits are derived or are to be derived by American Fidelity Assurance Company from its relationship with the Fund, such as soft dollar arrangements by which brokers provide research to the Fund or American Fidelity Assurance Company in return for allocating Fund brokerage, and the Board concluded that the Advisory Agreement should be approved because American Fidelity Assurance Company is not deriving improper or excessive benefits as a result of its relationship with the Fund.

Nature, Extent, and Quality of Services Provided by American Fidelity Assurance Company
-------------------------------------------------------------------------------

     In approving the Advisory Agreement, the Board considered the services that American Fidelity Assurance Company provides to the Fund pursuant to the Advisory Agreement, which include providing office space and equipment, supplies, etc., compensating the Fund's personnel, officers, and directors, providing advice, information, and recommendations regarding acquiring, holding, or disposing of portfolio securities, assisting with preparing requisite reports, including prospectuses and registration statements, paying registration expenses, including legal and accounting fees, providing and maintaining a bond against larceny and embezzlement covering each officer and employee of the Fund who may have access to the Fund's securities, providing research and statistical information regarding portfolio securities that are held or may be purchased by the Fund, providing information regarding developments that may affect the portfolio securities, reimbursing the Fund for costs and expenses incurred by the Fund in connection with the Fund's indemnification of its directors, selecting brokers or dealers to execute purchase and sale transactions for the Fund, and using its best efforts to obtain the best available price and most favorable execution with respect to all such purchases and sales of portfolio securities for the Fund.

     Based on its evaluation of the services that American Fidelity Assurance Company provides, the Board concluded that the nature and scope of American Fidelity Assurance Company's services are reasonable and satisfactory. Additionally, the Board believes that the quality of American Fidelity Assurance Company's services are reasonable and satisfactory and that American Fidelity Assurance Company has adequate personnel and systems in place, as well as other resources, to assure the Board that American Fidelity Assurance Company will continue to furnish high quality services to the Fund. Accordingly, the Board approved renewal of the Advisory Agreement.

Investment Performance of the Fund and American Fidelity Assurance Company
--------------------------------------------------------------------------

     The Fund's investment performance reflects on American Fidelity Assurance Company indirectly only to the extent that American Fidelity Assurance Company oversees the Fund's sub-advisers, The Renaissance Group, LLC, Todd Investment Advisors, Inc., and WEDGE Capital Management LLP (the "Sub-Advisers"). American Fidelity Assurance Company assists the Fund's Board in evaluating and assessing the Sub-Advisers based, in part, on the Fund's investment performance, and the Board believes that American Fidelity Assurance Company's oversight of and assistance with matters relating to the Sub-Advisers has contributed in a positive manner to the Fund's performance. American Fidelity Assurance Company's own investment performance is not relevant to the Board's consideration of the Advisory Agreement because American Fidelity Assurance Company has delegated its investment responsibilities to the Sub-Advisers and, as such, does not invest on behalf of the Fund.

Advisory Fees
-------------

     Pursuant to the Advisory Agreement, American Fidelity Assurance Company receives a fee, payable weekly, that is equal to 0.00136988% (0.50% on an annual basis) of the current value of the Fund for each day of the valuation period. AFA received $868,304, $982,909, and $1,005,414 in 2003, 2004, and 2005,
respectively, in connection with services provided to the Fund. AFA's affiliates, Asset Services Company, L.L.C. and InvesTrust, N.A., together, received $44,365, $52,894, and $92,833 during the same time periods in connection with services provided to the Fund. American Fidelity Assurance Company pays these fees on behalf of the Fund. Based on its evaluation of the advisory fees, the Board concluded that the fees that American Fidelity Assurance Company and its affiliates receive as a result of American Fidelity Assurance Company's relationship with the Fund are reasonable and satisfactory in light of the services provided to the Fund.

Economies of Scale
------------------

     The fee payable to American Fidelity Assurance Company pursuant to the Advisory Agreement is a flat fee that does not include breakpoints that would allow the Fund to recognize economies of scale as the Fund's assets increase. In its evaluation, the Board took into consideration the Fund's inability to recognize economies of scale under the terms of the Advisory Agreement, but concluded that the fee is reasonable and satisfactory as it currently exists, without breakpoints.

Fee Levels and Economies of Scale
---------------------------------

     Because the Advisory Agreement does not establish breakpoints that permit the Fund to recognize economies of scale as the Fund's assets increase, fee levels charged to the Fund's investors do not reflect any economies of scale. The Board took this fact into consideration in its evaluation of the Advisory Agreement.

SUB-ADVISORY AGREEMENTS

     The Renaissance Group, LLC ("Renaissance"), Todd Investment Advisors, Inc. ("Todd"), and WEDGE Capital Management LLP ("WEDGE") currently serve as sub-advisers to the Fund. Todd has served as a sub-adviser to the Fund and its predecessor since 1995. On September 30, 2005, the Fund terminated its sub-advisory agreement with one of its previous sub-advisers, Seneca Capital Management, LLC ("Seneca"). The Fund's Board of Directors approved interim sub-advisory agreements with Renaissance and WEDGE, pursuant to which Renaissance and WEDGE have served as interim sub-advisers to the Fund since October 3, 2005. Pursuant to federal securities laws, the interim agreements with Renaissance and WEDGE have a limited term. Therefore, the Board has approved sub-advisory agreements with Renaissance and WEDGE, which will be submitted to the shareholders of the Fund for approval at a special meeting of shareholders held on February 22, 2006. If approved, the new agreements with Renaissance and WEDGE will become effective on February 23, 2006. Additionally, the Board has approved a sub-advisory agreement with Quest Investment Management, Inc. ("Quest"), which will also be submitted for approval by the shareholders of the Fund at the meeting on February 22, 2006. If approved, the agreement with Quest will become effective on May 1, 2006.

     The Fund's Board of Directors considered the following material factors and reached the following conclusions in connection with the decision to approve the Sub-Advisers and approve the terms of the sub-advisory agreements. In connection with its review and evaluation, the Board relied on comparative data regarding services rendered and amounts payable under other sub-advisory agreements, including the agreements with the Fund's previous sub-advisers. The Board concluded that the sub-advisory agreements should be approved because the services provided by the Sub-Advisers generally are equal to or in excess of those provided by other sub-advisers, while the fees paid by American Fidelity Assurance Company pursuant to the sub-advisory agreements generally are lower than the fees paid to other sub-advisers.

     The Board also considered whether any other benefits are derived or are to be derived by the Sub-Advisers from their relationships with the Fund, such as soft dollar arrangements by which brokers provide research to the Fund or American Fidelity Assurance Company in return for allocating Fund brokerage, and the Board concluded that the sub-advisory agreements should be approved because the Sub-Advisers are not deriving improper or excessive benefits as a result of their relationships with the Fund.

Nature, Extent, and Quality of Services Provided by the Sub-Advisers
--------------------------------------------------------------------

     The Board considered the services that each of the Sub-Advisers provide to the Fund pursuant to the sub-advisory agreements, which include making decisions regarding acquisition, holding, or disposition of portfolio securities on behalf of the Fund; providing the Fund's custodian and investment adviser prompt written notification of the purchase, sale, or exchange of portfolio securities; exercising voting rights on behalf of the Fund regarding the portfolio securities; providing certifications of compliance with securities laws; selecting brokers or dealers to execute purchase and sale transactions for the Fund and using their best efforts to obtain the best available price and most favorable execution with respect to all such purchases and sales of portfolio securities for the Fund; and providing instructions to the Fund's custodian regarding consummation of transactions in portfolio securities held by the Fund.

     Based on its evaluation of the services that the Sub-Advisers will provide, the Board concluded that the nature and scope of the Sub-Advisers' services are reasonable and satisfactory. Further, the Board concluded that the Sub-Advisers have adequate personnel and systems in place, as well as other resources, to assure the Board that the Sub-Advisers will furnish high quality services to the Fund.

Investment Performance of the Sub-Advisers
------------------------------------------

     The Board concluded that the investment performance of each of the Sub-Advisers supported a decision to approve the sub-advisory agreements because the long-term results of each of the Sub-Advisers' have been very good when compared with their appropriate style indices. Furthermore, the Sub-Advisers' investment processes and personnel were consistent during the performance period presented to the Board.

Sub-Advisory Fees
-----------------

     The Fund's investment adviser, American Fidelity Assurance Company, pays the sub-advisory fees on behalf of the Fund. Todd receives 0.38% of the first $100,000,000 of the Fund's assets under its management and 0.30% of the value of the Fund's assets under its management in excess of $100,000,000. In 2005, Todd received $342,416 in sub-advisory fees. The fees that were paid to Seneca under the terminated sub-advisory agreement were equal (on an annual basis) to 0.42% of the Fund's assets managed by Seneca. In 2005, Seneca received $339,373 in sub-advisory fees (prior to its termination on September 30, 2005). Pursuant to their respective interim sub-advisory agreements, Renaissance and WEDGE receive fees equal (on an annual basis) to 0.42% of the value of the Fund's assets managed by them. In 2005, Renaissance and WEDGE received $102,430 and $54,862 in sub-advisory fees, respectively.

     If the Fund's shareholders approve the sub-advisory agreements with Renaissance, WEDGE and Quest, the sub-advisory fees will be as follows. All fees are on an annual basis and are a percentage of the value of the Fund's assets managed by each sub-adviser. Pursuant to their respective sub-advisory agreements:

     o Quest will receive 0.425% of the first $100,000,000 of the Fund's assets under its management and 0.30% of the value of the Fund's assets under its management in excess of $100,000,000;

     o Renaissance will receive 0.48% of the value of the Fund's assets under its management;

     o Todd will continue to receive 0.38% of the first $100,000,000 of the Fund's assets under its management and 0.30% of the value of the Fund's assets under its management in excess of $100,000,000; and

     o WEDGE will receive 0.50% of the first $25,000,000 of the Fund's assets under its management, 0.40% of the value of the Fund's assets under its management between $25,000,000 and $100,000,000, and 0.30% of the value of the Fund's assets under its management in excess of $100,000,000.

     In 2005, the aggregate fee paid to the sub-advisers was $839,081. If the agreements with Quest, Renaissance, Todd, and WEDGE had been in effect for all of 2005, the aggregate fee paid to the sub-advisers would have been $869,409. Because AFA pays the Fund's sub-advisory fees, increased fees will not affect the Fund or the fees it pays; nor will increased fees affect the participants. Based on its evaluation of the fees payable pursuant to the sub-advisory agreements and the services to be provided by the Sub-Advisers, the Board concluded that the fees payable to the Sub-Advisers are reasonable and satisfactory in light of the services provided to the Fund.

Economies of Scale
------------------

     The Fund will not recognize economies of scale as the Fund's assets under the Sub-Advisers' management increase because the Fund's investment adviser will pay the fees on behalf of the Fund. The Fund's fee to its investment adviser does not reflect the fees that the Fund's investment adviser pays the Fund's sub-advisers. In its evaluation, the Board considered this inability to recognize economies of scales but concluded that the fees are reasonable and satisfactory as they currently exist.

Fee Levels and Economies of Scale
---------------------------------

     Fee levels charged to the Fund's investors do not reflect economies of scale. Fee levels also do not reflect the fees that the Fund pays to its investment adviser or the fees that the Fund's investment adviser pays to the Fund's sub-advisers. The Board considered this fact in its evaluation of the Sub-Advisers and the sub-advisory agreements.

PARTICIPANTS' BENEFITS

     As a participant of American Fidelity Dual Strategy Fund, Inc., you benefit from a number of valuable and helpful services which help you meet your investment needs. Some of the services you currently enjoy are the following:

       RE-INVESTMENT WITHOUT CHARGE
       Dividends and interest from investment income as well as capital gain contributions are automatically re-invested without charge.

       PROFESSIONAL MANAGEMENT
       Knowledgeable, full-time management constantly monitors market opportunities for your fund.

       CAPITAL FULLY INVESTED
       Accumulation units are issued in full and fractional amounts so that your net payments are immediately available for investment purposes.

       PERSONAL SERVICE
       Continuous personal service is available to you through the team of American Fidelity trained salaried representatives or directly from the Annuity Services Department in our home office.

Safekeeping of Securities  InvesTrust, N.A.
                               Oklahoma City, Oklahoma
Independent Registered     KPMG LLP
Public Accounting Firm         Oklahoma City, Oklahoma
Underwriter                American Fidelity Securities, Inc.
                               Oklahoma City, Oklahoma
                               Member NASD
Investment Advisor         American Fidelity Assurance Company
                               Oklahoma City, Oklahoma
Investment Sub-Advisors    Seneca Capital Management LLC(1)
                               Pasadena, California
                           WEDGE Capital Management LLP(2)
                               Charlotte, North Carolina
                           The Renaissance Group LLC(3)
                               Cincinnati, Ohio
                           Quest Investment Management, Inc.(4)
                               Portland, Oregon
                           Todd Investment Advisors, Inc.
                               Louisville, Kentucky
Board of Directors         LYNDA L. CAMERON
American Fidelity              President
Assurance Company              Cameron Equestrian Centers, Inc.
                           WILLIAM M. CAMERON
                               Chairman of the Board and Chief Executive Officer
                               American Fidelity Assurance Company
                           WILLIAM E. DURRETT
                               Senior Chairman of the Board
                               American Fidelity Assurance Company
                           CHARLES R. EITEL
                               Chairman and Chief Executive Officer
                               Simmons Company
                           THEODORE M. ELAM
                               Attorney
                               McAfee and Taft A Professional Corporation
                           DAVID R. LOPEZ
                               President
                                OKC Downtown
                           PAULA MARSHALL-CHAPMAN
                               Chief Executive Officer
                               The Bama Companies, Inc.
                           JOHN W. REX
                               President
                               American Fidelity Assurance Company
                           GALEN P. ROBBINS, M.D.
                               Physician
                               Cardiovascular Clinic - Founding Physician
_______________

(1) As of September 30, 2005, Seneca Capital Management LLC was terminated as a sub-advisor of the Fund.

(2) WEDGE Capital Management LLP became an interim sub-advisor of the Fund as of October 3, 2005.

(3) The Renaissance Group LLC became an interim sub-advisor of the Fund as of October 3, 2005.

(4) Provided that the Fund's agreement with Quest Investment Management, Inc. is approved at the February 22, 2006 shareholders meeting, Quest will become a sub-advisor of the Fund as of May 1, 2006.


For More Information

To obtain information:

By telephone:
Call 1-800-662-1106

By mail Write to:
American Fidelity
Dual Strategy Fund, Inc.
P. O. Box 25520
Oklahoma City, OK  73125-0520

By E-mail Send your request to:
va.help@af-group.com

On the Internet Text-only versions of Fund documents can be viewed online or downloaded from the SEC's web site: http://www.sec.gov

You may also obtain copies of Fund documents by visiting the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009.

                            2000 N. Classen Boulevard
                          Oklahoma City, Oklahoma 73106
                                 1-800-662-1106

GVA-276                                            Information Published 2/2006

Item 2: Code of Ethics

     The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal account officer or controller, and persons performing similar functions. A copy of the code of ethics, as adopted, is attached as Exhibit (a)(1).

Item 3: Audit Committee Financial Expert

     The registrant's Board of Directors has determined that the registrant does not have an Audit Committee Financial Expert serving on its audit committee. The registrant believes that, at this time, the experience provided by the members of its audit committee provides adequate oversight for the registrant's level of financial complexity.

Item 4: Principal Accountant Fees and Services

     The following table details the aggregate fees billed for each of the last two fiscal years for the registrant's audit fees, audit-related fees, tax fees and other fees by the principal accountant. All such fees of the registrant are paid by the registrant's investment advisor, American Fidelity Assurance Company.

Service Fees Paid to Audit Firm

                               2005              2004      Percentage Approved*
                           Dollar Amount     Dollar Amount      2005      2004
                           -------------     -------------      -----     ----
(a)  Audit Fees               $25,600           $24,400          N/A      N/A
(b)  Audit-Related Fees          0                 0               0        0
(c)  Tax Fees                    0                 0               0        0
(d)  All Other Fees              0                 0               0        0
                           ----------------- ------------- ---------------------
Total                         $25,600           $24,400           $0       $0
_______________

* This column represents the percentage of the non-audit fees that were required to be approved by the audit committee.


(e)  Audit Committee Pre-approval Policies and Procedures

     (1) Approval is required of all audit and significant permitted non-audit engagements of KPMG prior to the commencement of such engagement. The registrant's audit committee annually approves the engagement of the registrant's auditor and makes a recommendation to the board of directors that the directors approve the auditor at a board of directors meeting held in the first part of each calendar year.

     (2) No services described in (b) through (d) of this Item were performed; accordingly, no approvals were made by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  Percentage of Hours on Audit Performed by Non Full-time Employees

     0%

(g)  Non-audit Fees for Services Rendered

     For the years ended December 31, 2005 and December 31, 2004, the aggregate non-audit fees billed by KPMG to the registrant, and to its investment advisor and any entity controlling, controlled by, or under common control therewith that provides ongoing services to the registrant were $0 and $49,000, respectively.

(h)  Audit Committee Consideration of Non-audit Services

     The registrant's audit committee has considered whether the provision of non-audit services (if any) that were rendered to the registrant's investment advisor and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Item 5: Audit Committee of Listed Registrants

     Not Applicable.

Item 6: Schedule of Investments

     Included in Item 1: Annual Report to Shareholders.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

     Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies

     Not Applicable.

Item 9: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

     Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders

          There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors

Item 11: Controls and Procedures

          Based on their evaluation of the Fund's Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report, each of John W. Rex, the principal executive officer, and David R. Carpenter, the principal financial officer, has concluded that, in his judgment, the Fund's Disclosure Controls and Procedures are effective.

          There was no change in the Fund's internal controls over financial reporting (as defined in Rule 30A-3(d) under the Investment Company Act of 1940) that occurred during the Fund's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Fund's internal control over financial reporting.

Item 12: Exhibits

     (a)(1) Code of Ethics, as amended on June 2, 2004.

     (a)(2) Certifications of Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

     (a)(3) Not Applicable to Registrant

     (b) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized officer.

AMERICAN FIDELITY DUAL STRATEGY FUND, INC.


By:         JOHN W. REX
Name:       John W. Rex
Title:      President

Date:  February 23, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the dates indicated.


            JOHN W. REX
Name:       John W. Rex
Title:      President and Principal Executive Officer

Date:   February 23, 2006


            DAVID R. CARPENTER
Name:       David R. Carpenter
Title:      Executive Vice President and Principal Financial Officer

Date:   February 23, 2006

                                                                  Exhibit (a)(1)


                              Amended and Restated
                   American Fidelity Dual Strategy Fund, Inc.
                       Code of Ethics for Senior Officers
                             (Adopted June 2, 2004)

     American Fidelity Dual Strategy Fund, Inc. (the "Fund") has long maintained a policy of honest and ethical behavior. This Amended and Restated Code of Ethics for Senior Officers (the "Code") further ensures that the senior financial and senior executive officers of the Fund will maintain this policy by requiring them to conduct their personal and professional conduct consistent with the guidance of ethical and professional standards set forth herein.

     The implementation and enforcement of the Code furthers the Fund's primary objective, that is, to place the interests of the Fund's shareholders first. The Code also ensures that all personal securities transactions will be conducted with integrity and distinction, in such a manner so as to avoid any actual or apparent conflict of interest or any abuse of an individual's position of trust and responsibility. Finally, the Code underscores the Fund's fundamental concern that our personnel should avoid the appearance of impropriety and should not take advantage of their positions. Persons covered by the Code must adhere to these general principles as well as comply with the Code's specific provisions.

I.   To Whom Does the Code Apply

     This Code applies to the Fund's senior financial officers and senior executive officers who are identified on Exhibit A, as it may be amended and updated from time to time (collectively the "Senior Officers"). Senior Officers hold an important and elevated position in the Fund in that they are uniquely capable and empowered to ensure that shareholders' interests are preserved. For the purpose of this Code, Senior Officers shall include, but are not limited to, the Fund's Chairman, its President, its Principal Financial Officer, and any other person performing similar functions of a principal executive officer, principal financial officer, controller or principal accounting officer, regardless of whether such person is employed by the Fund or some third party.

II.  Basic Standards of Ethics

     Senior Officers shall observe the highest standards of ethical conduct. In the performance of their duties, they shall protect and foster the interest of the Fund's shareholders through fair dealings, complete honesty and full disclosure in all matters of the business. Senior Officers shall render high standards of service, act in good faith, responsibly, with due care, competence and diligence, and without misrepresenting material facts or allowing their independent judgment to be subordinated. Senior Officers shall maintain the highest standards of integrity, both in and outside of the workplace.

     Senior Officers shall operate and manage the Fund and its portfolio of securities in the interest of all shareholders, and not in the interest of themselves, any sponsors, directors, brokers or other market intermediaries. Senior Officers shall manage the Fund in accordance with the Fund's fundamental objectives and investment policies and make investment decisions solely in the interest of the shareholders.

III. Compliance with Applicable Laws, Rules and Regulations

     Senior Officers shall at all times ensure full compliance with all applicable federal, state and local laws, and the rules and regulations of any private and public regulatory agencies. If any question exists relative to full compliance, the Senior Officer should seek guidance from the Fund's Compliance Committee of the Board of Directors (the "Compliance Committee"). If no such committee has been established, then the Board of Directors of the Fund shall constitute the Compliance Committee or it may designate a Compliance Committee or Compliance Officer. Senior Officers must not only comply with the applicable laws, rules and regulations, they must also promote a culture of high ethical standards and commitment to compliance, maintaining a work environment that encourages employees to raise concerns and promptly address those concerns.

IV.  Conflicts of Interest

     In order to maintain the highest degree of integrity and objectivity in the management of the Fund and the Senior Officers' independent judgment, Senior Officers must avoid any activity or personal interest that creates or appears to create a conflict between the interest of the Fund and the personal interest of the Senior Officer.

     Certain conflicts of interest potentially can arise out of the relationships between Senior Officers and the Fund, and these relationships already subject the Senior Officers to conflict of interest provisions in the Investment Company Act of 1940, as amended (the "Investment Company Act") and the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"). For example, Senior Officers may not individually engage in certain transactions (such as the purchase or sale of securities or other property) with the Fund because of their status as "affiliated persons" of the Fund. Certain procedures and compliance policies, such as the 17j-1 Code of Ethics of the Fund and the Fund's investment advisor, American Fidelity Assurance Company ("AFA"), are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these procedures and policies, and such conflicts fall outside the parameters of this Code.

     This Code recognizes that the Senior Officers, some or all of whom may also be officers or employees of AFA, in the normal course of their duties (whether formally for the Fund, AFA or both), will be involved in establishing policies and implementing decisions that will have different effects on the Fund and AFA. The participation of the Senior Officers in such activities is inherent in the contractual relationship between the Fund and AFA and is consistent with the performance by the Senior Officers of their duties as officers of the Fund. Thus, if performed in conformity with the provisions of the Investment Company Act and the Investment Advisers Act, such activities will be deemed to have been handled ethically.

     An actual or apparent conflict of interest occurs when a Senior Officer's independent judgment can be in any way affected by his or her personal interest, financial or otherwise. Examples of an actual or apparent conflict of interest include, but are not limited to, situations in which a Senior Officer or a member of the Senior Officer's family:

     o Uses his or her personal influence or personal relationships to influence investment decisions or financial reporting by the Fund, whereby the Senior Officer would benefit personally to the detriment of the Fund;

     o Causes the Fund to take action, or fail to take action, for the individual personal benefit of the Senior Officer, rather than the benefit of the Fund;

     o Participates in any business arrangement or investment that they learned through the Senior Officer's position at the Fund;

     o Receives improper personal benefits as a result of the Senior Officer's position with the Fund;

     o Receives (1) any gifts, during one calendar year, that are valued at more than $100 or (2) any entertainment from a company with which the Fund has current or prospective business dealings unless such entertainment is reasonable in cost, appropriate as to time and place, and not so frequent as to raise any question of impropriety;

     o Has a direct or indirect financial interest in commissions, transaction charges or spreads paid by the Fund for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Senior Officer's employment, such as compensation or equity ownership.

     Before Senior Officers may make any investment, accept any position or benefit, or participate in any transaction or business arrangement that creates or appears to create a conflict of interest, Senior Officers must obtain the written approval of the Compliance Committee. Any transaction with even a hint of impropriety must be submitted to the Compliance Committee. Senior Officers should manage the Fund in an honest and ethical manner, and never act in a manner that could cause them to lose their independence and objectivity.

V.   Prohibited Activities

     Senior Officers shall not engage in any of the following:

     o Senior Officers shall not engage in any act, practice or course of business in connection with the purchase or sale, directly or indirectly, of any security held or to be acquired by the Fund, and in the purchase, sale and redemption of shares of the Fund, which is fraudulent, deceptive or manipulative.

     o Senior Officers shall not buy or sell securities ahead of transactions of the Fund, with access to information regarding the transaction that is not public and that is material to making an investment decision, so as to derive unfair advantage.

     o Senior Officers shall not indulge in self-dealing using their position to engage in transactions with the Fund by which Senior Officers may benefit unfairly at the expense of the Fund and its shareholders.

VI.  Disclosures

     The Fund is required to file various periodic reports with the Securities and Exchange Commission ("SEC"). It is the Fund's policy to make full, fair, accurate, timely and understandable disclosures to the SEC and the public in compliance with all applicable laws, rules and regulations. Among other things, a Senior Officer should:

     o Familiarize himself or herself with the disclosure requirements generally applicable to the Fund;

     o Avoid knowingly misrepresenting, or causing others to misrepresent, facts about the Fund to others, whether within or outside the Fund, including to the Board, auditors, governmental regulators or self-regulatory organizations;

     o Consult with other officers and employees of the Fund and AFA, to the extent appropriate within his or her area of responsibility, with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents that the Fund files with, or submits to, the SEC and in other public communications made by the Fund; and

     o Promote compliance with the standards and restrictions imposed by applicable laws, rules and regulations.

VII. Confidentiality

     Senior Officers may use confidential and proprietary information for business purposes only. Senior Officers shall not use confidential information acquired in the course of the performance of their duties for personal advantage. Senior Officers shall not disclose confidential or proprietary information to individuals (including other employees) who do not have a business need to know the information, nor shall they assist anyone in gaining unauthorized access to confidential information.

VIII. Violations of the Code

     Should a Senior Officer observe or suspect any violations of this Code, applicable laws or regulations, the Senior Officer shall immediately report the violation to the Compliance Committee. Failure to report any such violation is itself a violation of the Code. If a Senior Officer has any question about whether a particular act or omission violates the Code, the Senior Officer should seek guidance from the Compliance Committee.

     Violation of the Code may result in civil or criminal liability, or both, under the Federal Securities Laws. In addition, any transaction that is considered to have been improper, or that appears improper in light of subsequent developments even though proper when made, is subject to reversal. Senior Officers' compliance with the Code is a condition of their employment, and violation of the Code may be cause for termination of employment.

     Senior Officers should take the time to carefully read the Code and should direct any questions they may have to the Compliance Committee. Senior Officers must return a signed copy of the Code to the designated recipient as indicated on the signature page, and should retain a copy of the Code for their records.

IX.  Waivers of and Amendments to the Code

     The Fund will waive application of the policies and procedures set forth in this Code only when circumstances warrant granting of a waiver, and then only in conjunction with any appropriate monitoring of the particular situation. Waivers of and amendments to the Code may only be made by the Board of Directors or the Compliance Committee and shall be disclosed as required by Form N-CSR.

X.   No Rights Created

     This Code is a statement of the fundamental principles and key policies and procedures that govern the Fund's Senior Officers in the management of the Fund. It is not intended and does not constitute an employment contract or assurances of continued employment, and does not create any rights in Senior Officers.

XI.  Certification of Compliance with the Code

     Senior Officers shall be asked to certify, on an annual basis, that they have read and understand the Code, and that they recognize that they are subject to the Code. The Fund will require Senior Officers to certify annually that they have complied with the Code's requirements and that they have disclosed or reported all violations of the Code and other relevant and material information that is required to be disclosed or reported pursuant to the Code.

                                 ACKNOWLEDGMENT

     I certify that I have read and understand the Fund's Code of Ethics for Senior Officers, and I recognize that I am subject to the Code. I have complied, and will comply, in all respects, with the Code's requirements and will generally conduct the business of the Fund in an honest and ethical manner.


                                -----------------------------------------
                                (signature)


                                -----------------------------------------
                                (print name)

                                -----------------------------------------
                                (date)


Please return one executed copy of the Code to the Fund's Chief Compliance Officer, Stephen P. Garrett. Please retain the additional copy of the Code for your reference.

     [Exhibit A to Amended and Restated Code of Ethics for Senior Officers]

                    Senior Officers Subject to Code of Ethics
                              As of January 1, 2006

John W. Rex, President, Principal Executive Officer, and Secretary

David R. Carpenter, Executive Vice President and Principal Financial Officer

Stephen P. Garrett, Chief Compliance Officer and General Counsel

                                                                  Exhibit (a)(2)

                             OFFICER'S CERTIFICATION


I, John W. Rex, certify that:

     1. I have reviewed this report on Form N-CSR of American Fidelity Dual Strategy Fund, Inc.;

     2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

     3. Based on my knowledge, the financial statements and other information included in this report fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.

     4. The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

          a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

          b) designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

          c) evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

          d) disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

     5. The registrant's other certifying officer(s) and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

          a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

          b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.


Date:   February 23, 2006                 By:       JOHN W. REX
                                             Name:  John W. Rex
                                             Title: President & Principal
                                                    Executive Officer

                             OFFICER'S CERTIFICATION


I, David R. Carpenter, certify that:

     1. I have reviewed this report on Form N-CSR of American Fidelity Dual Strategy Fund, Inc.;

     2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

     3. Based on my knowledge, the financial statements and other information included in this report fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.

     4. The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

          a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

          b) designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

          c) evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

          d) disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

     5. The registrant's other certifying officer(s) and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.


Date:   February 23, 2006                   By:    DAVID R. CARPENTER
                                            Name:  David R. Carpenter
                                            Title:  Executive Vice President &
                                                    Principal Financial Officer

                                                                     Exhibit (b)

                   Certification of Periodic Financial Report
                Pursuant to Section 906 of the Sarbanes-Oxley Act


     In connection with the Form N-CSR of the registrant for the period ended December 31, 2005, the undersigned hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act that:

          1. The attached Form N-CSR report of the registrant fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, and

          2. The information contained in such N-CSR report fairly presents, in all material respects, the financial condition and results of operation of the registrant as of and for the periods presented in the report.

     Dated: February 23, 2006


                                  JOHN W. REX
                           Name:  John W. Rex
                           Title: President & Principal Executive Officer


                                  DAVID R. CARPENTER
                           Name:  David R. Carpenter
                           Title: Executive Vice President & Principal Financial
                                  Officer